                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):

                                October 29, 2002
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                       000-21240              23-2705700
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(State or other jurisdiction of    (Commission File No.)      (IRS Employer
 incorporation or organization)                             Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


(Registrant's telephone number including area code)        (610) 277-8300
                                                   ----------------------------

Item 5.  Other Events.

         On October 29, 2002, Neoware Systems, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2002, as described in the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None

(b) None

(c) Exhibits.
         99. Press Release dated October 29, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   NEOWARE SYSTEMS, INC.


Dated:  October 31, 2002           By: /S/ Vincent T. Dolan,
                                      ----------------------
                                   Vincent T. Dolan, Vice President of Finance
                                   and Administration